                                                                   EXHIBIT 99.02

FAS-Hotline, Inc. & The Center
For Mobility Resources, Inc.
Combined Financial Statements
For the Years Ended December 31, 1997 and 1998
 and for the three months ended March 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of FAS-Hotline, Inc. and The Center For Mobility Resources, Inc.

In our opinion, the accompanying combined balance sheets and the related combined statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of FAS-Hotline, Inc. and The Center For Mobility Resources, Inc. (collectively referred to as the "Company") at December 31, 1997 and 1998, and the results of their operations and their cash flows for the years ended December 31, 1997 and 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Century City, California
November 22, 1999

                        FAS-HOTLINE, INC. AND CMR, INC.

                            COMBINED BALANCE SHEETS

                                                    December 31,
                                                  -----------------  March 31,
                                                    1997     1998      1999
                                                  -------- -------- -----------
                                                                    (unaudited)
                     Assets
Current assets:
  Cash........................................... $ 66,171 $105,421  $  59,731
  Accounts receivable, net of allowance for
   doubtful accounts of $10,000 at December 31,
   1997 and 1998, and March 31, 1999.............  108,767   85,046    161,441
  Due from related parties.......................       --   11,430      5,744
  Other current assets...........................       --       --      6,468
                                                  -------- --------  ---------
Total current assets.............................  174,938  201,897    233,384
Property and equipment, net......................  194,712  186,332    213,081
                                                  -------- --------  ---------
    Total assets................................. $369,650 $388,229  $ 446,465
                                                  ======== ========  =========
      Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable............................... $ 20,914 $ 37,758  $  22,467
  Accrued liabilities............................    9,424   19,988      6,486
  Due to related parties.........................    2,041    5,343     10,607
                                                  -------- --------  ---------
Total current liabilities........................   32,379   63,089     39,560
                                                  -------- --------  ---------

Commitments (Note 4).............................
Stockholders' equity:
  Common stock, no par value; 100,000 shares
   authorized, 2,300 shares issued and
   outstanding at December 31, 1997, 1998 and
   March 31, 1999................................       --       --         --
  Additional paid-in capital.....................  122,891  257,891    515,495
  Accumulated earnings (deficit).................  214,380   67,249   (108,590)
                                                  -------- --------  ---------
    Total stockholders' equity...................  337,271  325,140    406,905
                                                  -------- --------  ---------
    Total liabilities and stockholders' equity... $369,650 $388,229  $ 446,465
                                                  ======== ========  =========


    The accompanying notes are an integral part of these combined financial statements.

                        FAS-HOTLINE, INC. AND CMR, INC.

                       COMBINED STATEMENTS OF OPERATIONS

                                                  Year Ended        Three Months
                                                 December 31,          Ended
                                             ---------------------   March 31,
                                               1997        1998        1999
                                             ---------  ----------  ------------
                                                                    (unaudited)
Net revenues................................ $ 681,321  $1,310,842   $ 380,003
Cost of revenues............................    30,880     188,839      19,509
                                             ---------  ----------   ---------
Gross profit................................   650,441   1,122,003     360,494
                                             ---------  ----------   ---------
Operating expenses:
  Sales and marketing.......................   278,323     610,191     188,094
  Product development.......................    36,219      26,780     103,500
  General and administrative................   377,447     598,801     139,602
                                             ---------  ----------   ---------
Total operating expenses....................   691,989   1,235,772     431,196
                                             ---------  ----------   ---------
Net loss.................................... $ (41,548) $ (113,769)  $ (70,702)
                                             =========  ==========   =========



      The accompanying notes are an integral part of these combined financial statements.

                        FAS-HOTLINE, INC. AND CMR, INC.

                  COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                          Retained
                                Common Stock  Additional  Earnings
                                -------------  Paid-In   Accumulated
                                Shares Amount  Capital    (Deficit)    Total
                                ------ ------ ---------- ----------- ---------
Balance at December 31, 1996..  2,300  $ --    $  2,300   $ 275,928  $ 278,228
Distributions.................                              (20,000)   (20,000)
Capital contributions.........                  120,591                120,591
Net loss......................                              (41,548)   (41,548)
                                -----  -----   --------   ---------  ---------
Balance at December 31, 1997..  2,300    --     122,891     214,380    337,271
Distributions.................                              (33,362)   (33,362)
Capital contributions.........                  135,000                135,000
Net loss......................                             (113,769)  (113,769)
                                -----  -----   --------   ---------  ---------
Balance at December 31, 1998..  2,300    --     257,891      67,249    325,140
Distributions (unaudited).....                             (105,137)  (105,137)
Capital contributions
 (unaudited)..................                  257,604                257,604
Net loss (unaudited)..........                              (70,702)   (70,702)
                                -----  -----   --------   ---------  ---------
Balance at March 31, 1999
 (unaudited)..................  2,300  $ --    $515,495   $(108,590) $ 406,905
                                =====  =====   ========   =========  =========


    The accompanying notes are an integral part of these combined financial statements.

                        FAS-HOTLINE, INC. AND CMR, INC.

                       COMBINED STATEMENTS OF CASH FLOWS

                                                 Year Ended        Three Months
                                                December 31,          Ended
                                             --------------------   March 31,
                                               1997       1998         1999
                                             ---------  ---------  ------------
                                                                   (unaudited)
Cash flows from operating activities:
Net loss...................................  $ (41,584) $(113,769)  $ (70,702)
Adjustments to reconcile net loss to net
 cash provided by (used in) operating
 activities:
Provision for doubtful accounts............     10,000         --          --
Depreciation and amortization..............     56,472    100,610      40,875
Changes in operating assets and
 liabilities:
  Accounts receivable and related party
   receivables.............................    104,092     12,292     (70,709)
  Other current assets.....................         --         --      (6,468)
  Accounts payable and other current
   liabilities.............................     (8,609)    30,710     (23,529)
                                             ---------  ---------   ---------
Net cash provided by (used in) operating
 activities................................    120,371     29,843    (130,533)
                                             ---------  ---------   ---------
Cash flows from investing activities:
Purchases of property and equipment........   (164,293)   (92,231)    (67,624)
                                             ---------  ---------   ---------
Net cash used in investing activities......   (164,293)   (92,231)    (67,624)
                                             ---------  ---------   ---------
Cash flows from financing activities:
Proceeds from capital contributions........    120,591    135,000     257,604
Capital distributions......................    (20,000)   (33,362)   (105,137)
                                             ---------  ---------   ---------
Net cash provided by financing activities..    100,591    101,638     152,467
                                             ---------  ---------   ---------
Change in cash.............................     56,669     39,250     (45,690)
Cash, beginning of period..................      9,502     66,171     105,421
                                             ---------  ---------   ---------
Cash, end of period........................  $  66,171  $ 105,421   $  59,731
                                             =========  =========   =========



    The accompanying notes are an integral part of these combined financial statements.

                        FAS-HOTLINE, INC. AND CMR, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

1. Business:

   FAS-Hotline, Inc. ("FAS") and The Center for Mobility Resources, Inc. ("CMR") (the "Companies" or "Company") are Arizona corporations that were formed on July 7, 1994 and March 9, 1995, respectively. The Company is a provider of a full range of both domestic and international relocation services, which include cost of living comparisons, homemarketing and selling, homebuying, mortgage information and van line services, and rental property support.

   Effective April 1, 1999, The Homebuyer's Fair, Inc. ("HBF") acquired 100% of CMR's outstanding shares of Common Stock, and Central Newspapers, Inc. ("CNI") (CNI, parent company of HBF) acquired 80% of FAS's outstanding shares of Common Stock, at which time the Companies effectively became wholly owned subsidiaries of HBF and its parent, CNI.

   On October 31, 1999, Homestore.com acquired all of HBF and its subsidiaries' outstanding shares of common stock, at which time the Company became a wholly-owned subsidiary of Homestore.com, Inc.

2. Summary of Significant Accounting Policies:

   Basis of Presentation--The combined financial statements include the accounts of the Companies. All intercompany transactions and balances have been eliminated in combination.

   Unaudited Interim Financial Information--The interim consolidated financial information of the Company for the three months ended March 31, 1999 is unaudited. The unaudited interim financial information has been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position, results of operations and cash flows as of and for the three months ended March 31, 1999.

   Use of Estimates--The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

   Concentration of Credit Risk--Financial instruments that potentially subject the Company to a concentration of risk consist of cash and accounts receivable. Cash is deposited with high credit quality financial institutions. The Company's accounts receivable are derived from revenue earned from customers located in the United States. The Company maintains an allowance for doubtful accounts based upon the expected collectibility of its accounts receivable.

   During the years ended December 31, 1997 and 1998 and for the three months ended March 31, 1999 (unaudited) no customers accounted for more than 10% of net revenues or net accounts receivable.

   Property and Equipment--Property and equipment are stated at historical cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets, generally five years or less, or the shorter of the lease term or the estimated useful lives of the assets, if applicable.

   Long-Lived Assets--The Company continually reviews the recoverability of the carrying value of long-lived assets. The Company also reviews long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted cash flows attributable to such assets to their carrying value. If the

                        FAS-HOTLINE, INC. AND CMR, INC.

carrying value of the assets exceeds the forecasted undiscounted cash flows, then the assets are written down to their fair value, Fair value is determined based on discounted cash flows or appraised values, depending upon the nature of the assets.

   Revenue Recognition--The primary source of the Company's revenue is derived from the sale of referrals to van lines, mortgage providers and other companies in the real estate and relocation industry. Revenue is recognized as such referrals are made.

   Product Development Costs--Costs related to the research and compiling of cost of living information is expensed as incurred.

   Advertising Expenses--Advertising costs are expensed as incurred and totalled $32,928, $42,168 and $27,009 (unaudited) for the years ended December 31, 1997 and 1998 and for the three months ended March 31, 1999, respectively.

   Income Taxes--Income taxes are accounted for under Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

   Comprehensive Income--Effective January 1, 1998, the Company adopted the provisions of SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income, as defined, includes all changes in equity (net assets) during a period from non-owner sources. To date, the Company has not had any transactions that are required to be reported in comprehensive income.

   Recent Accounting Pronouncements--In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") No. 98-1, "Software for Internal Use," which provides guidance on accounting for the cost of computer software developed or obtained for internal use. The adoption of SOP 98-1 in the first quarter of 1999 did not have a significant impact on the Company's financial position, results of operations or cash flows.

   In April 1998, the AICPA issued SOP No. 98-5, "Reporting on the Costs of Start-Up Activities." SOP No. 98-5 requires that all start-up costs related to new operations must be expensed as incurred. In addition, start-up costs that were capitalized in the past must be written off when SOP No. 98-5 is adopted. The adoption of SOP No. 98-5 during the first quarter of 1999 did not have a significant impact on the Company's financial position, results of operations or cash flows.

3. Property and Equipment:

   Property and equipment consists of the following:

                                                   December 31,
                                                -------------------   March 31,
                                                  1997      1998        1999
                                                --------  ---------  -----------
                                                                     (Unaudited)
   Computer equipment.......................... $235,430  $ 312,866   $ 380,490
   Office furniture and fixtures...............   27,794     42,588      42,588
                                                --------  ---------   ---------
                                                 263,224    355,454     423,078
   Less: Accumulated depreciation..............  (68,512)  (169,122)   (209,997)
                                                --------  ---------   ---------
                                                $194,712  $ 186,332   $ 213,081
                                                ========  =========   =========

                        FAS-HOTLINE, INC. AND CMR, INC.

4. Commitments:

   The Company leases its office facility under a three year noncancellable operating lease. The lease contains renewal options and payments that may be adjusted for increases in operating expenses and increases in the Consumer Price Index. Future minimum lease payments under this noncancellable operating lease as of December 31, 1998 are as follows:

     1999.............................................................. $ 50,190
     2000..............................................................   52,426
     2001..............................................................    8,770
                                                                        --------
         Total......................................................... $111,386
                                                                        ========

   Rent expense was $17,506, $31,856 and $8,355 (unaudited) for the years ended December 31, 1997 and 1998, and for the three months ended March 31, 1999, respectively.

5. Related Party Transactions:

   At December 31, 1997 and 1998 and as of March 31, 1999, the Company had an outstanding receivable due from HBF in the amount of $0, 11,430, and $5,744 (unaudited), respectively. This receivable resulted from FAS paying certain operating expenses on behalf of HBF.

   At December 31, 1997 and 1998, and as of March 31, 1999, the Company owed $2,041, $5,343, and $10,607 (unaudited), respectively to HBF. This liability resulted from HBF paying certain operating expenses on behalf of the Company.

   During the year ended December 31, 1998, the Company paid sales commissions to two of the Company's stockholders amounting to $199,907.

   During 1997 and 1998, the Company entered into a consulting agreement with a shareholder of the Company. The agreement provided for an annual fee of $80,000 for management services. Included in general and administrative expenses for 1997 and 1998 are management fees of $80,000, respectively. The contract was cancelled on January 1, 1999.

6. Income Taxes:

   The Companies are Subchapter S corporations for federal and state income tax purposes. In accordance with federal and state provisions, corporate earnings flow through to the stockholders and are taxed at the stockholder level. Deferred income tax assets and liabilities are not considered material to the financial position of the Companies at December 31, 1997 and 1998, and March 31, 1999. The provision for income taxes is comprised of the minimum Arizona franchise tax and is not material for the years ended December 31, 1997 and 1998 and for the three months ended March 31, 1999. Due to the acquisition of the Companies by HBF on April 1, 1999, the Company's Subchapter S status terminated (Note 1).